UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Agassi Sports Entertainment Corp. (the “Company”, “we” and “us”) with the Securities and Exchange Commission on March 26, 2026, on March 25, 2026 and effective on March 1, 2026, we entered into an Executive Employment Agreement with our Chief Executive Officer and director, Mr. Ronald S. Boreta (the “Employment Agreement”).

The Employment Agreement required, among other things, that we grant Mr. Boreta 300,000 restricted stock units, settleable in shares of common stock, vesting 1/3 equally on each of December 31, 2026, December 31, 2027, and December 31, 2028, subject to Mr. Boreta’s continued service with the Company (the “Restricted Stock Units”).

On May 6, 2026, the Company granted the Restricted Stock Units to Mr. Boreta which were subject to the terms of an RSU Award Grant Notice and Award Agreement (the “Award Agreement”) entered into with Mr. Boreta and the Company’s 2026 Equity Incentive Plan, under which the Restricted Stock Units were granted.

The description of the Restricted Stock Units above is not complete and is qualified in its entirety by the full text of the Award Agreement and 2026 Equity Incentive Plan, copies of which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and incorporated by reference into this Item 5.02 in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1

Form of RSU Award Grant Notice and Award Agreement (2026 Equity Incentive Plan)(Filed as Exhibit 99.4 to the Company’s Registration Statement on Form S-8 (File No. 333-295102) filed with the Securities and Exchange Commission on April 16, 2026, and incorporated by reference herein)

10.2

Agassi Sports Entertainment Corp. 2026 Equity Incentive Plan (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2026, and incorporated by reference herein)(File No. 000-24970)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta

Date: May 8, 2026	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer